SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2006

CHITTENDEN CORPORATION

(Exact name of Registrant as specified in charter)

Vermont	001-13769	03-0228404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Burlington Square, Burlington, Vermont	05401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 660-1410

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

On July 3, 2006, Chittenden Corporation issued Item 6 Selected Financial Data from the Company’s 2005 Annual Report on Form 10-K which reflects the modified retrospective application of SFAS 123-R.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits: The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Item 6 Selected Financial Data from the Company’s 2005 Annual Report on Form 10-K reflecting the modified retrospective application of SFAS 123R.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION

(Registrant)

BY:   /S/ F. SHELDON PRENTICE

Senior Vice President, General Counsel and Secretary

DATE: July 3, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Item 6 Selected Financial Data from the Company’s 2005 Annual Report on Form 10-K reflecting the modified retrospective application of SFAS 123R.